Babson-
Stewart Ivory
International
Fund

Semiannual Report
December 31, 1998



MESSAGE
To Our Shareholders

At December 31, 1998, the net asset value of shares of Babson-Stewart Ivory International Fund was $19.11, representing a total return (price change and reinvested distributions) of 16.69% for the quarter and 13.30% for the calendar year. Comparisons against the unmanaged Morgan Stanley Capital International (MSCI) EAFE and other indices are as follows:

                                Investment Results - Total Return
                                Periods Ended 12/31/98
                                Fourth Quarter  Previous Twelve
                                1998            Months

BSIIF                           16.69%          13.30%
MSCI EAFE* Index**              20.76%          20.35%
MSCI World Index**              21.22%          24.79%
S&P 500 Index**                 21.28%          28.58%
Lipper International Funds
 (avg. funds 589 and
  529, respectively)            16.46%          13.02%
*Europe, Australia, Far East
**unmanaged

The Fund's average annual compounded total returns for five and ten year periods ended December 31, 1998, were 8.34% and 9.99%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Recent performance lagged the market rise in Europe and the Far East, which was mainly paced by a recovery in the large cap and financial sectors, which had suffered in the previous quarter. Continental markets remained dominated by large cap stocks which are believed to be the prime beneficiaries of the introduction of Euro. Although smaller companies are also likely to benefit from greater exchange rate stability in the long run, the sentiment in favor of larger companies in Europe seems likely to predominate in the near term. We also lagged the recovery in the index in Asia, which mainly reflected the rise in the Japanese yen (20.7%), and a recovery in depressed domestic stocks in Japan and the Far East.

In the past six months new holdings were added in Nokia (telecom equipment) in Finland; Valeo (automotive components) and Vivendi (diversified utilities) in France; CBT (computer software) in Ireland; Assicurazioni Generali (insurance) in Italy; Nintendo (electricals), Nippon Telegraph & Telephone (telecommunications), Taiyo Yuden (electronic component manufacturer) and Toshiba (electronic equipment) in Japan; Aegon (insurance) and Getronics (support services) in the Netherlands; Overseas Union Enterprise (hotels and property investment) in Singapore; Endesa (electric utility) and Telefonica (telephone utility) in Spain; L.M. Ericsson (telecom equipment) in Sweden; and BAA (airport operator), Boots (chemists), Cable & Wireless (telecommunications) and Kingfisher (diversified retailing) in the UK.

Portfolio eliminations included Companhia Energetica de Minas (Brazil); Andina and Quinenco (Chile); Linde, Veba, SKW Trostberg (Germany); Dickson Concepts (Hong Kong); CBT (Ireland); Banca di Roma (Italy); Mitsubishi Trust, Nippon Telegraph & Telephone, Ricoh and Rohm (Japan); SK Telecom (Korea); Grupo Modelo and Kimberly Clark de Mexico (Mexico); Philips (the Netherlands); LUKoil (Russia); Banco Santander (Spain); Phoenix Mecano (Switzerland); Thai Farmers Bank (Thailand); and Granada (UK). The holding of Comptoirs Modernes (France) was subject to a takeover offer by Carrefour, and we exercised the option of taking cash.

Economic Overview

Global growth estimates have been revised downward since fall, with a manufacturing slowdown now developing in the U.S. and Europe and continuing recession in Japan and Asia. U.S. forecasts have been revised downward to 2.1% in 1999, although early indications suggest that the U.S. economy remains stronger than these forecasts would imply. Growth in the Euro-11 group is also expected to decrease, from 2.8% in 1998 to 2.1% in 1999, with the UK predicted to see a more pronounced reduction. Japan remains in recession, with GDP expected to contract by 2.8% in 1998, and estimates for a less severe decline in 1999.

Emerging markets remain under pressure from the continuing crisis in Russia, with Brazil resurfacing in January as a source of renewed currency instability in Latin America. By contrast, Asia has seen signs that the worst may be over, with countries such as Korea and Thailand showing a return to current account surplus and China showing stronger then expected levels of growth in 1998.

The successful introduction of the Euro in January 1, 1999 has the effect of eliminating exchange rate fluctuations between the eleven founder-members of the European Monetary Union, creating a more stable background for crossborder investment within Continental Europe.

Summary and Conclusion

Despite some concerns about long term structural problems, Western Europe remains the principal focus of interest among international investors seeking diversification from the U.S. With the arrival of the Euro, corporate activity and financial restructuring among major European companies is expected to continue to support stock market investment. Japan and Asia may present interesting investment opportunities in 1999, provided that governments can introduce the necessary reforms to enable them to emerge from their current economic difficulties. The Brazilian crisis which came to a head in January is a reminder that risks remain high in emerging markets, and can have the potential to unsettle markets elsewhere.

Thank you for your continuing interest in Babson-Stewart Ivory International
Fund.

Sincerely,

/s/Larry D. Armel
Larry D. Armel
President



STATEMENT OF NET ASSETS
December 31, 1998 (unaudited)

SHARES  COMPANY AND DESCRIPTION                                 MARKET VALUE

COMMON STOCKS - 96.89%
AUSTRALIA - 2.50%
	55,000	Brambles
                        (Transport, plant services)             $    1,339,696
	80,000	Lend Lease
                        (Real estate)                                1,078,497
                                                                     2,418,193
BELGIUM - 1.16%
         1,350  Colruyt
                        (Food retailer)                              1,124,674
CROATIA - 0.54%
	32,000	Pliva
                        (Pharmaceuticals)                              523,200
DENMARK - 3.18%
	11,000	Novo Nordisk
                        (Pharmaceuticals)                            1,451,849
	12,000	TeleDanmark
                        (Telecoms)                                   1,619,660
                                                                     3,071,509
FINLAND - 0.38%
         3,000  Nokia
                        (Telecom equipment)                            364,777
FRANCE - 8.81%
	11,000	AXA-UAP
                        (Insurance, financial services)              1,593,633
         4,000  Danone
                        (Food products)                              1,144,697
         2,000  LO Oreal
                        (Cosmetics)                                  1,445,180
         6,000  St. Gobain
                        (Building materials)                           846,718
	13,000	Total
                        (Oil major)                                  1,316,044
	13,000	Valeo
                        (Automotive components)                      1,024,003
         4,400  Vivendi
                        (Diversified utilities)                      1,141,120
                                                                     8,511,395
GERMANY - 5.04%
	15,000	Bayerische Vereinsbank
                        (Banking)                                    1,174,547
         6,500  Fresenius
                        (Pharmaceuticals, medical equipment)         1,368,955
	14,000	Mannesmann
                        (Telecoms and engineering)                   1,604,464
         1,500  SAP
                        (Computer software)                            715,709
                                                                     4,863,675
HONG KONG - 3.09%
     2,200,000  CDL Hotels
                        (Regional hotel group)                         565,078
     1,700,000  Gold Peak
                        (Batteries)                                    482,730
     2,200,000  Shaw Bros.
			(T.V. network, film production and
                         distribution)                                 951,262
       230,000  V-Tech
                        (Electronic learning aids)                     985,596
                                                                     2,984,666
HUNGARY - 0.70%
	16,000	Gedeon Richter
                        (Pharmaceuticals)                              676,800
IRELAND - 2.04%
	70,000	Irish Life
                        (Insurance)                                    657,942
       100,000  Kerry Group
                        (Food manufacturer)                          1,312,510
                                                                     1,970,452
ITALY - 6.81%
	28,000	Assicurazioni Generali
                        (Insurance)                                  1,168,466
       250,000  Credito Italiano
                        (Financial services)                         1,480,994
       114,000  Luxottica
                        (Eyeglass frames)                            1,368,000
       320,000  Telecom Italia
                        (Telecoms)                                   2,556,473
                                                                     6,573,933
JAPAN - 14.34%
	29,000	Bridgestone
                        (Tires)                                        657,983
	13,400	Circle K
                        (Convenience stores)                           589,102
	17,000	Fuji Photo
                        (Film)                                         631,579
	18,000	Ito-Yokado
                        (Supermarket chain)                          1,257,851
           300  Kurita Water
                        (Water treatment equipment)                      4,400
	16,000	Matsushita Communication
                        (Industrial electronics)                       754,356
         8,800  Nintendo
                        (Electricals)                                  852,366
            23  Nippon Telegraph & Telephone
                        (Telecommunications)                           946,042
	88,000	Olympus Optical
                        (Precision instruments, cameras)             1,011,163
	18,700	Promise
                        (Consumer lending)                             972,632
           300  Santen Pharmaceutical
                        (Ophthalmic drugs)                               5,759
	11,000	Sony
                        (Consumer electronics)                         800,796
	53,000	Suzuki
                        (Cars, motorcycles)                            628,218
	60,000	Taiyo Yuden
                        (Electronic component manufacturer)            710,128
	29,000	Takeda
                        (Pharmaceuticals, chemicals)                 1,115,878
	14,000	TDK
                        (Electronic components)                      1,279,257
	40,000	Terumo
                        (Medical equipment)                            941,176
       117,000  Toshiba
                        (Electronic equipment)                         696,515
                                                                    13,855,201
MALAYSIA - 0.43%
       400,000  Perlis Plantations
                        (Trading, mining, agriculture)                 410,526
NETHERLANDS - 9.91%
	11,000	Aegon
                        (Insurance)                                  1,350,189
	40,000	Ahold
                        (Supermarkets)                               1,477,618
	25,000	Getronics
                        (Support services)                           1,237,558
	25,000	ING Group
                        (Financial services)                         1,523,660
	20,000	Numico
                        (Nutrition and health care products)           952,786
        35,000  VNU
                        (Publishing)                                 1,318,997
         8,000  Wolters Kluwer
                        (Publisher)                                  1,710,970
                                                                     9,571,778
PHILIPPINES - 0.33%
       100,800  Benpres
                        (Infrastructure-related holding company)       322,560

POLAND - 0.43%
	32,000	Bank Handlowy
                        (Banking)                                      416,000
PORTUGAL - 1.25%
        22,000  Jeronimo Martins
                        (Food distributors)                          1,204,067
SINGAPORE - 0.62%
	82,000	Overseas Union Enterprise
                        (Hotels, property investment)                  162,907
       120,000  Robinson
                        (Department store)                             268,928
       274,000  Trans-Island Bus Services
                        (Bus transport)                                169,279
                                                                       601,114
SPAIN - 4.10%
	20,000	Banco Popular
                        (Banking)                                    1,505,770
           600  Banco Santander
                        (Banking)                                       11,905
	30,000	Endesa
                        (Electric utility)                             793,695
	15,000	Mapfre Vida Seguro
                        (Insurance)                                    563,608
        24,000  Telefonica 24,000 rts.
                        (Telephone utility)                          1,086,856
                                                                     3,961,834
SWEDEN - 3.68%
	18,700	Hennes & Mauritz
                        (Retailing)                                  1,523,656
	31,500	L.M. Ericsson
                        (Telecom equipment)                            748,265
       200,000  Nordbanken Holding
                        (Swedish/Finnish banking)                    1,280,031
                                                                     3,551,952
SWITZERLAND - 2.76%
           500  Nestle
                        (Food products)                              1,088,302
           800  Novartis
                        (Pharmaceuticals and chemicals)              1,572,396
                                                                     2,660,698
UNITED KINGDOM - 24.79%
       102,000  BAA
                        (Airport operator)                           1,198,106
	71,000	Boots
                        (Chemists)                                   1,213,806
       151,000  Bowthorpe
                        (Electronics components, instruments)          870,527
       130,000  Cable & Wireless
                        (Telecommunications)                         1,185,745
       115,000  Cattles
                        (Consumer loans)                             1,213,241
       192,000  Electrocomponents
                        (Electronics)                                1,266,390
	54,000	Glaxo Wellcome
                        (Pharmaceuticals)                            1,858,913
       146,000  Hays
                        (Business services)                          1,285,596
       118,000  Kingfisher
                        (Diversified retailing)                      1,278,219
       115,000  Lloyds TSB
                        (Banking)                                    1,637,398
       282,000  Morrison Supermarkets
                        (Supermarkets)                               1,297,790
       150,000  Northern Rock
                        (Mortgage bank)                              1,398,073
	65,000	Reckitt & Colman
                        (Household goods)                              860,151
	87,000	Scottish & Newcastle
                        (Brewing, hotels and leisure)                1,011,796
       162,000  Shell
                        (Oil major)                                    995,846
       103,774	SmithKline Beecham
                        (Pharmaceuticals)                            1,438,233
	97,000	Smiths Industries
                        (Instrumentation)                            1,390,779
        92,000  Spirax-Sarco Engineering
                        (Steam controls)                               790,231
       108,000  Vodafone
                        (Cellular telephone network)                 1,754,843
                                                                    23,945,683
TOTAL COMMON STOCKS - 96.89%                                        93,584,687

Short-Term Investments - 2.93%                                       2,832,000

TOTAL INVESTMENTS - 99.82%                                      $   96,416,687

Other assets less liabilities - 0.18%                                  170,212

TOTAL NET ASSETS - 100.00%
	(equivalent to $19.11 per share;
        10,000,000 shares of $1.00 par value
        capital shares authorized;
        5,053,864 shares outstanding)                           $   96,586,899


See accompanying Notes to Financial Statements.



STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998 (unaudited)

ASSETS:
  Investments, at market value (identified cost $72,574,342)    $   96,416,687
  Cash                                                                  31,052
  Dividends receivable                                                 111,208
  Interest receivable                                                      256
  Receivable for fund shares sold                                       23,343
  Foreign tax receivable                                                73,502
    Total assets                                                    96,656,048

LIABILITIES AND NET ASSETS:
  Accrued expenses                                                      55,305
  Foreign tax withholding liability                                     13,844
    Total liabilities                                                   69,149
NET ASSETS                                                      $   96,586,899

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $   72,892,904
  Accumulated undistributed income (loss):
    Undistributed net investment income                                (77,337)
  Accumulated net realized loss from investments and
    foreign currency transactions                                      (74,374)
  Net unrealized appreciation on investments and
    translation of assets and liabilities in foreign currencies     23,845,706
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $   96,586,899

Capital shares, $1.00 par value
        Authorized                                                  10,000,000

        Outstanding                                                  5,053,864

NET ASSET VALUE PER SHARE                                       $        19.11


See accompanying Notes to Financial Statements.



STATEMENT OF OPERATIONS
Six Months Ended December 31, 1998 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends (net of foreign taxes withheld)                   $      595,560
    Interest                                                            54,378
    Foreign exchange loss                                              (65,856)
                                                                       584,082
  Expenses:
    Management fees (Note 3)                                           589,473
    Custodian fees                                                      59,104
    Registration fees                                                     -
                                                                       648,577
      Net investment income loss                                       (64,495)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY (Note 1):

  Net realized gain (loss) from:
    Investment transactions                                          2,659,804
    Foreign currency transactions                                      (96,093)

  Net increase (decrease) in unrealized appreciation on:
    Investments                                                       (215,800)
    Translation of assets and liabilities in foreign currencies          1,986
      Net loss on investments and foreign currency                   2,349,897
      Increase in net assets resulting from operations          $    2,285,402


See accompanying Notes to Financial Statements.



STATEMENTS OF CHANGES
IN NET ASSETS

                                                                        SIX MONTHS
                                                                        ENDED                 YEAR ENDED
                                                                        DECEMBER 31, 1998     JUNE 30,
                                                                        (UNAUDITED)           1998
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                 $      (64,495)       $       388,663
  Net realized gain from investments and foreign currency transactions
                                                                             2,563,711              6,390,530
  Net increase (decrease) in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies
                                                                              (213,814)              (404,239)
    Net increase in net assets resulting from operations                     2,285,402              6,374,954

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                                       (195,918)              (346,648)
  Net realized gain from investment transactions                            (4,016,340)            (5,120,557)
    Total distributions to shareholders                                     (4,212,258)            (5,467,205)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 3,621,521 and 2,160,509 shares sold                         64,098,040             41,329,883
  Net asset value of 194,043 and 262,117 shares issued for
    reinvestment of distributions                                            3,578,154              4,600,016
                                                                            67,676,194             45,929,899
  Cost of (4,075,616) and 2,772,555 shares redeemed                        (73,566,834)           (53,065,614)
    Net increase (decrease) from capital share transactions                 (5,890,640)            (7,135,715)
      Total increase (decrease) in net assets                               (7,817,496)            (6,227,966)

NET ASSETS:
  Beginning of period                                                      104,404,395            110,632,361

  End of period (including undistributed net investment income
    of ($77,337) and $183,077, respectively)                            $   96,586,899        $   104,404,395

*Distributions to shareholders:
  Income dividends per share                                            $          .04        $          .065
  Capital gains distribution per share                                  $          .82        $          .957

See accompanying Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Common stocks are valued at the latest sales price or mean between the bid and asked price on the last business day of the period as reported by the principal securities exchange on which traded or, if no sale was reported on that date, at the mean between the latest reported bid and asked prices. Common stocks traded over-the-counter are valued at the mean between the last reported bid and asked prices. Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates. Distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

The investments of the Fund are subject to the risk of restrictions imposed by foreign governments and to political or economic uncertainties.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

Foreign Currency Translation - All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the exchange rate last quoted by a major bank in London on the last business day of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired. Income is translated at the rate of exchange on the ex-dividend date. The resulting transaction exchange gain or loss has been included in the results of operations with the type of transaction giving rise to the gain or loss.

2. PURCHASES AND SALES OF SECURITIES:

The aggregate amounts of security transactions (exclusive of short-term investments and currency transactions) during the period ended December 31, 1998, were as follows:

        Purchases                       $       19,315,931
        Proceeds from sales                     29,081,229

3. MANAGEMENT FEES:

Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies (including State and Federal registration fees), dues, interest, brokerage commissions, fees for pricing services, custodian fees and any extraordinary costs, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of 95/100 of 1% (0.95%).

A partnership formed by David L. Babson & Co. Inc. and Stewart Ivory & Company, Ltd. is the investment counsel of the Fund. The investment counsel of the Fund is compensated by Jones & Babson, Inc. at an annual rate of 475/1000 of 1% (0.475%) of the average daily total net assets of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., David L. Babson & Co. Inc. and/or Stewart Ivory & Company, Ltd.



This report has been prepared for the information of the Shareholders of Babson-Stewart Ivory International Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund

*Closed to new investors.



Babson Funds
Jones & Babson Distributors
A member of the Generali Group

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900

1-800-4-BABSON
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www.babsonfunds.com

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